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                                  EXHIBIT 99.1

                                  PRESS RELEASE

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K-FED BANCORP [LOGO]
B A N C O R P
1359 N Grand Avenue                                               1.626.339.9663
Covina, California                                                 www.K-Fed.com
91722-5107

                              FOR IMMEDIATE RELEASE
                              ---------------------

For Additional Information Contact:
Dan Cano (626) 339-9663
d.cano@kaiserfederal.net

                K-FED BANCORP ANNOUNCES 3RD QUARTER EARNINGS AND

                 AUTHORIZES ADDITIONAL STOCK REPURCHASE PROGRAM

Covina, California - April 27, 2005 - K-Fed Bancorp (NASDAQ: KFED), the holding company for Kaiser Federal Bank announced continued growth in net income of $3.6 million for the nine months ended March 31, 2005 with earnings per basic and diluted share of $0.26. This is an increase of $1.3 million, or 58.5% over the net income of $2.3 million for the nine months ended March 31, 2004. No earnings per share information is available for this period last year as the Company's initial public offering closed on March 30, 2004.

The net loan portfolio as of March 31, 2005, increased $22.6 million, or 4.6%, to reach $518.8 million from the $496.2 million at June 30, 2004. Deposits increased $48.4 million, or 11.4%, to $471.4 million at March 31, 2005 from $423.0 million at June 30, 2004. With $615.8 million in total assets, equity totaled $92.7 at March 31, 2005, an increase of $3.6 million from the $89.1 million at June 30, 2004.

"We continue to demonstrate our commitment to growth with increased net income" stated Kay Hoveland, President and CEO.

The Board of Directors have authorized a second stock repurchase program for up to 5.0%, or 281,129, of K-Fed's outstanding shares in the open market, in block trades or in privately negotiated transactions from time to time over a 6-month period depending on market conditions.

"We believe the purchase of our shares represents an attractive investment opportunity which will benefit the Company and our stockholders" stated Hoveland.

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K-FED BANCORP [LOGO]
B A N C O R P
1359 N Grand Avenue                                               1.626.339.9663
Covina, California                                                 www.K-Fed.com
91722-5107

K-Fed Bancorp's sole subsidiary is Kaiser Federal Bank which was originally chartered in 1953 as a federal credit union, converted to a federally chartered mutual savings association in 1999 and reorganized into a federally chartered mutual holding company form of organization in 2003. The bank provides retail and commercial banking services to individuals and business customers throughout California.

For additional information visit WWW.K-FED.COM or WWW.KAISERFEDERAL.COM


FORWARD-LOOKING STATEMENTS:
STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS MAY CONSTITUTE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED), WHICH INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND IS INCLUDING THIS STATEMENT FOR PURPOSES OF INVOKING THESE SAFE HARBOR PROVISIONS. THE COMPANY'S ABILITY TO PREDICT RESULTS OR THE ACTUAL EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS AND FUTURE PROSPECTS OF THE COMPANY AND KAISER FEDERAL BANK INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN INTEREST RATES, GENERAL ECONOMIC CONDITIONS, LEGISLATIVE/REGULATORY CHANGES, MONETARY AND FISCAL POLICIES OF THE U.S. GOVERNMENT, INCLUDING THE U.S. TREASURY AND THE FEDERAL RESERVE BOARD, THE QUALITY OR COMPOSITION OF THE COMPANY'S LOAN OR INVESTMENT PORTFOLIOS, DEMAND FOR LOAN PRODUCTS, DEPOSIT FLOWS, COMPETITION, DEMAND FOR FINANCIAL SERVICES IN THE COMPANY'S MARKET AREA, THE POSSIBLE SHORT-TERM DILUTIVE EFFECT OF POTENTIAL ACQUISITIONS AND ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS.

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